UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2019

NEXEO SOLUTIONS, INC.

(Pilates Merger Sub II LLC, as Successor by Merger to Nexeo Solutions, Inc. )

(Exact Name of Registrant as specified in its charter)

Delaware	001-36477	46-5188282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

(281) 297-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 28, 2019, Univar Inc., a Delaware corporation (“Univar”) completed its previously announced acquisition of Nexeo Solutions, Inc., a Delaware corporation (“Nexeo”), pursuant to the Agreement and Plan of Merger Agreement, dated September 17, 2018 (the “Merger Agreement”), among Nexeo, Univar, Pilates Merger Sub I Corp, a Delaware corporation and direct wholly owned subsidiary of Univar (“Merger Sub I”), and Pilates Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Univar (“Merger Sub II”). Pursuant to the terms of the Merger Agreement (i) Merger Sub I merged with and into Nexeo (the “Initial Merger”), with Nexeo surviving the Initial Merger as a wholly owned subsidiary of Univar, and (ii) immediately following the Initial Merger, Nexeo merged with and into Merger Sub II (the “Subsequent Merger” and together with the Initial Merger, the “Mergers”), with Merger Sub II surviving as the surviving company and wholly owned subsidiary of Univar in the Subsequent Merger (the “Surviving Company”). The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Mergers.

Item 1.02	Termination of Material Definitive Agreement.

The information set forth in the introductory note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Nexeo ABL Credit Facility

Effective as of February 28, 2019, Nexeo Solutions, LLC, a Delaware limited liability company (“Solutions”), repaid all amounts outstanding under its $575 million multicurrency ABL credit facility, dated as of June 9, 2016 (the “Nexeo ABL Credit Facility”), by and among Solutions, each domestic subsidiary of Solutions from time to time party thereto, Nexeo Solutions Canada Corp., a Canadian corporation, Nexeo Solutions Holdings, LLC, a Delaware limited liability company (“Holdings”), Nexeo Solutions Sub Holding Corp. (“Sub Holdco”), the lenders, and Bank of America, N.A., as administrative agent for the lenders, and terminated the Nexeo ABL Facility.

Nexeo Term Loan Credit Agreement

Effective as of February 28, 2019, Solutions repaid all amounts outstanding under its Credit Agreement, dated as of June 9, 2016 (the “Nexeo Term Loan Credit Agreement”), by and among the Solutions, Holdings, Sub Holdco, each lender from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent, and terminated the Nexeo Term Loan Credit Agreement.

Tax Receivable Agreement

On February 28, 2018, in connection with the Mergers, the Company terminated the Tax Receivable Agreement, dated as of June 9, 2016, among Nexeo, Nexeo Holdco, LLC, TPG VI Nexeo I, L.P., TPG VI Nexeo II, L.P. and TPG VI FOF Nexeo, L.P. pursuant to that certain Tax Receivable Termination and Settlement Agreement filed as Exhibit 10.1 to Nexeo’s Current Report on Form 8-K filed on September 18, 2018.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the introductory note, which is incorporated herein by reference, on February 28, 2019, pursuant to the terms and conditions of the previously announced Merger Agreement, the Mergers were completed.

In connection with the Initial Merger, each full share of common stock, par value $0.0001 per share, of Nexeo (collectively, the “Nexeo Common Shares”) issued and outstanding immediately prior to the effective time of the Initial Merger (such time, the “Initial Effective Time”) (other than (i) Nexeo Common Shares owned by Univar, Nexeo or any direct or indirect wholly owned subsidiary of Nexeo or Univar (including Merger Sub I and Merger Sub II) and (ii) Nexeo Common Shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the Delaware General Corporations Law, as amended) was converted into the right to receive (A) the Cash Consideration, described below, and (B) 0.305 of a share of common stock, par value $0.01 per share, of Univar (“Univar Common Stock”) (the “Stock Consideration” and, together with the Cash Consideration and any cash in lieu of fractional shares of Univar Common Stock, the “Merger Consideration”). No fractional Univar Common Stock were issued in the Mergers, and instead each holder of a Nexeo Common Share converted pursuant to the terms of the previous sentence who would otherwise have been entitled to receive a fraction of a share of Univar Common Stock (after taking into account Nexeo Common Shares held by such holder) received, in lieu of such fractional Univar Common Stock, cash (without interest) in an amount equal to such fractional amount of Univar Common Stock multiplied by $23.29, the last reported sale price of Univar Common Stock on February 27, 2019, the last complete trading day prior to the date of the Initial Effective Time.

Pursuant to the terms of the Merger Agreement, the “Cash Consideration” was $3.02 per Nexeo Common Share, which amount reflects a reduction by $0.27 per Nexeo Common Share based on the closing price of Univar Common Stock on February 27, 2019, the day prior to the closing of the Mergers.

The stock consideration payable to former holders of Nexeo Common Shares and related stock awards, described below, consists, in the aggregate, of approximately 28 million shares of Univar Common Stock, or approximately 16% of the issued and outstanding Univar Common Stock following the completion of the transaction.

Following the Initial Effective Time, Nexeo’s units (the “Nexeo Units”), consisting of one Nexeo Common Share and one Nexeo warrant, were split into one Nexeo Common Share, which was converted into the right to receive the Merger Consideration in the Initial Merger, and one Nexeo warrant (a “Nexeo Warrant”), which remained outstanding and was assumed by Merger Sub II as successor to Nexeo in the Subsequent Merger. Following the Initial Effective Time, each outstanding and unexercised Nexeo Warrant, including Nexeo Warrants retained by Nexeo unitholders after the split of the Nexeo units, is exercisable for 0.1525 shares of Univar Common Stock and $1.51 in cash, which represents the Merger Consideration that would have been payable in respect of the one-half (1/2) share of Nexeo Common Stock that the holder of each Nexeo Warrant would have been entitled to receive had such holder exercised such Nexeo Warrant immediately prior to the Initial Effective Time, upon the terms and conditions specified in Nexeo Warrants and the Warrant Agreement, dated as of June 5, 2014 (the “Nexeo Warrant Agreement”), by and between WL Ross Holding Corp and Continental Stock Transfer & Trust Company, filed as Exhibit 4.1 to Nexeo’s Current Report on Form 8-K filed on June 16, 2014. Effective February 28, 2019, Univar appointed Equiniti Trust Company (“Equiniti”) as successor warrant agent pursuant to the Nexeo Warrant Agreement, and Equiniti assumed the obligations of the warrant agent under the Nexeo Warrant Agreement.

At the Initial Effective Time, with respect to each outstanding option to purchase Nexeo Common Shares (each, a “Company Option”), whether vested or unvested, was: (i) if the exercise price of such Company Option was equal to or greater than the sum of (A) the Cash Consideration plus (B) the product obtained by multiplying (x) the Stock Consideration by (y) the volume weighted average closing sale price of one share of Univar Common Stock as reported on the NYSE for the ten (10) consecutive trading days ending on February 27, 2019, the trading day immediately preceding the Initial Effective Time, or $23.49 (the “Per Share Cash Equivalent Consideration”), such Company Option was terminated and cancelled as of immediately prior to the Initial Effective Time, without any consideration being payable in respect thereof, and has no further force or effect, or (ii) if the exercise price of such Company Option was less than the Per Share Cash Equivalent Consideration, was terminated and cancelled as of immediately prior to the Initial Effective Time and converted into the right to receive, in respect of each “net share” covered by such Company Option, the Merger Consideration, net of any taxes, the per share Merger Consideration. The number of “net shares” covered by such Company Option was determined in accordance with the formula set forth in the Merger Agreement and took in account the exercise price of the applicable Company Option.

Each outstanding share of restricted stock (each, a “Company Restricted Stock Award”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was terminated and cancelled as of immediately prior to the Initial Effective Time and converted into the right to receive the Merger Consideration, net of any taxes withheld, with respect to the number of Nexeo Common Shares subject to such Company Restricted Stock Award immediately prior to the Initial Effective Time.

Each outstanding performance share unit that was granted under Nexeo’s stock plan (each, a “Company Performance Share Unit Award”) that was outstanding or payable as of immediately prior to the Initial Effective Time, whether vested or unvested, was terminated and cancelled as of immediately prior to the Initial Effective Time and converted into the right to receive the Merger Consideration, net of any taxes withheld, with respect to the number of Shares subject to such Company Performance Share Unit Award determined based on actual performance through the latest practicable date prior to the Closing Date.

Each outstanding award of share-settled restricted share units (each, a “Company RSU Award”) that was outstanding or payable as of immediately prior to the Initial Effective Time, whether vested or unvested, was terminated and cancelled as of immediately prior to the Initial Effective Time and converted into the right to receive the Merger Consideration, net of any taxes withheld, with respect to the number of Shares subject to such Company RSU Award immediately prior to the Initial Effective Time.

Each outstanding award of cash-settled restricted share units (each, a “Company Cash RSU Award”) that was outstanding or payable as of immediately prior to the Initial Effective Time, whether vested or unvested, was terminated and cancelled as of immediately prior to the Initial Effective Time and converted into the right to receive an amount in cash equal to the Per Share Cash Equivalent Consideration, net of any taxes withheld, with respect to each Share subject to such Company Cash RSU Award immediately prior to the Initial Effective Time.

The foregoing description of the Mergers and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Univar’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2018, and incorporated herein by reference.

A copy of the press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard.

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, Nexeo requested that (i) the Nexeo Common Shares, which traded under the symbol “NXEO,” (ii) the Nexeo Warrants, which traded under the symbol “NXEOW,” (iii) and the Nexeo Units, which traded under the symbol “NXEOU,” cease to be traded on the Nasdaq Global Exchange (“Nasdaq”) as of prior to the opening of the market on March 1, 2019 and be delisted from Nasdaq. Accordingly, Nasdaq is expected to file with the SEC Form 25 Notifications of Removal from Listing and/or Registration under Section 12(b) (the “Form 25s”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister under Section 12(b) of the Exchange Act the Nexeo Common Shares, the Nexeo Warrants and the Nexeo Units. The delisting of the Nexeo Common Shares, the Nexeo Warrants and the Nexeo Units from Nasdaq is expected to be effective 10 days after the filing of the Form 25s. The Surviving Company intends to file with the SEC Form 15s under the Exchange Act relating to the Nexeo Common Shares, the Nexeo Warrants and the Nexeo Units.

Item 3.03	Material Modification to rights of Security Holders.

As a result of the Initial Merger, each issued and outstanding Nexeo Common Share, other than dissenting shares, was cancelled and each holder of Nexeo Common Shares ceased to have any rights as a stockholder of Nexeo other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

Additionally, as a result of the Initial Merger, the holders of the Nexeo Warrants will have the right to purchase from the Surviving Company the Alternative Issuance (as defined in the Warrant Agreement filed as Exhibit 4.1 to Nexeo’s Current Report on Form 8-K filed on June 16, 2014) upon the basis and upon the terms and conditions specified in the Nexeo Warrants and such agreement.

Finally, as a result of the Initial Merger, each Nexeo Unit was separated into (i) one Nexeo Common Share, which was cancelled and each holder of such Nexeo Common Share ceased to have any rights as a stockholder of Nexeo other than the right to receive the Merger Consideration as set forth in the Merger Agreement and (ii) and one Nexeo Warrant, which entitles the holder of such Nexeo Warrant the right to purchase from the Surviving Company the Alternative Issuance upon the basis and upon the terms and conditions specified in the Nexeo Warrants and the Warrant Agreement.

The information set forth in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Change in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the effective time of the Initial Merger, Nexeo became a wholly owned subsidiary of Univar and, accordingly, a change in control of Nexeo occurred.

The information set forth in Item 2.01, Item 3.01, Item 3.03 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Subsequent Merger, all of the previous officers and directors of Nexeo ceased to serve as the officers and directors of Nexeo.

In connection with closing the Mergers, the following individuals were appointed to the following positions with the Surviving Company:

- Mark Fisher, President

- Lynn J. Burgener, Vice President

- Jeffrey W. Carr, Secretary

- Kerri A. Howard, Treasurer

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Subsequent Merger, the certificate of formation and the operating agreement of Merger Sub II, attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference, became the certificate of formation and operating agreement of the Surviving Company, which retains the name Pilates Merger Sub II LLC.

Item 7.01	Regulation FD Disclosure.

On March 1, 2019, Univar issued a press release announcing the consummation of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing of Nexeo under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 17, 2018, by and among Nexeo Solutions, Inc., Univar Inc., Pilates Merger Sub I Corp and Pilates Merger Sub II LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Nexeo on September 18, 2018).

3.1	Certificate of Formation of Pilates Merger Sub II LLC.

3.2	Operating Agreement of Pilates Merger Sub II LLC.

99.1	Press Release, dated March 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2019	PILATES MERGER SUB II LLC (as Successor in interest to Nexeo Solutions, Inc.)

	By:	/s/ Jeffrey W. Carr
Name: Jeffrey W. Carr
Title: Secretary